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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K/A

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 1999

                        Barnes Group Inc.
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     (Exact name of registrant as specified in its charter)

      Delaware                    1-04801            06-0247840
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(State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)         File Number)    Identification No.)


       123 Main Street        Bristol, CT            06010
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     (Address of principal executive offices)     (Zip Code)



                         (860) 583-7070
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       Registrant's telephone number, including area code

                               N/A
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    (Former name or former address, if changed since last report)



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                         AMENDMENT NO. 1

The Registrant amends its Current Report on Form 8-K, filed
September 14, 1999, by including the following information regarding ITEM 2, the refinancing of a portion of the funds needed for the acquisition and ITEM 7, adding financial statements and pro forma financial information that were unavailable at the time the Current Report on Form 8-K was filed.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On November 12, 1999, the Registrant refinanced a portion of the funds needed to purchase the assets of the Nitrogen Business Unit of the Teledyne Fluid Systems Division of Teledyne Industries, Inc. through the issuance of $70 million of long-term private placement debt. The debt ranges in maturity from eight to eleven years at an average annual interest rate of 7.75%.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                          AND EXHIBITS

(a)  Financial Statements of Business Acquired.

The audited consolidated balance sheet of Teledyne Fluid Systems' Nitrogen Business Unit as of December 31, 1998, the statement of income and comprehensive income and cash flow for the year ended December 31, 1998, the related notes to the audited financial statements and the related independent auditors' report are filed with this report as Exhibit 99.1.

(b)  Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements of Barnes Group Inc. with explanatory notes reflecting the impact of the acquisition are filed with this report as
Exhibit 99.2.

     (1) The unaudited pro forma consolidated balance sheet as of December 31, 1998 reflecting the impact on the balance sheet as if the acquisition occurred on December 31, 1998.

     (2) The unaudited pro forma consolidated income statement for the year ended December 31, 1998, reflecting the impact on the income statement as if the acquisition had occurred on January 1, 1998.

     (3) The unaudited pro forma consolidated income statement for the nine months ended September 30, 1999, reflecting the impact on the income statement as if the acquisition had occurred on January 1, 1999.

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(c)  Exhibits.

     23   Consent of Independent Auditors.

     99.1 Teledyne Fluid Systems' Nitrogen Business Unit
          Audited Financial Statements, For The Year Ended
          December 31, 1998 With Report of Independent
          Auditors.

     99.2 Unaudited Barnes Group Inc. Pro Forma Consolidated
          Financial Statements Information With Explanatory
          Notes.



                           SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 12, 1999          BARNES GROUP INC.

                                  By:/s/ Signe S. Gates
                                     -------------------
                                     Signe S. Gates
                                     Senior Vice President
                                     General Counsel & Secretary



                          EXHIBIT INDEX

Exhibit No.                        Description
----------                         ------------

Exhibit 23     Consent of Independent Auditors.

Exhibit 99.1   Teledyne Fluid Systems' Nitrogen Business Unit
               Audited Financial Statements, For The Year Ended
               December 31, 1998 With Report of Independent
               Auditors.

Exhibit 99.2   Unaudited Barnes Group Inc. Pro Forma Consolidated
               Financial Statements Information With Explanatory
               Notes.

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